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Exhibit 4.1

BORDER STYLE C

NUMBER		SHARES

COMMON STOCK		COMMON STOCK
PAR VALUE $.001		PAR VALUE $.001
TWO WAY TV (US), INC.
SEE REVERSE FOR CERTAIN DEFINITIONS	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 000000 00 0

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

TWO WAY TV (US), INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.
DATED:
Countersigned and Registered:
COLONIAL STOCK TRANSFER & TRUST COMPANY
Transfer Agent and Registrar	[CORPORATE SEAL]
By
AUTHORIZED SIGNATURE		SECRETARY PRESIDENT

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
					(Cust)		(Minor)

TEN ENT	—	as tenants by the entireties			under Uniform Gifts to Minors Act

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			(Share)

Additional abbreviations may also be used though not in the above list.

        For Value received,                                          hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares of the Common Stock represented by this Certificate, and hereby irrevocably constitutes and appoints

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated:

		NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

NOTICE:	THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS), WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.

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  Exhibit 4.1